SCHEDULE 14A INFORMATION

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TAYLOR DEVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TAYLOR DEVICES, INC.
90 TAYLOR DRIVE
NORTH TONAWANDA, NEW YORK 14120-0748

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF TAYLOR DEVICES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. (the "Company") will be held at the Millennium Buffalo, 2040 Walden Avenue, Buffalo, New York on November 3, 2017 at 11:00 a.m. for the following purposes:

1.	To elect one Class 1 director of the Company to serve a three-year term to expire in 2020, or until the election and qualification of his successor.
2.	To ratify the appointment of Lumsden & McCormick, LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2018.
3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on September 15, 2017 as the record date for determining which shareholders shall be entitled to notice of and to vote at the Annual Meeting.  SHAREHOLDERS WHO
ARE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY.  SUCH SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY.  THE PROXY MAY BE
REVOKED AT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Reginald B. Newman II Reginald B. Newman II Secretary
DATED:	September 18, 2017
North Tonawanda, New York

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and the 2017 Annual Report to shareholders are available at
www.taylordevices.com/investors.html

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PROXY STATEMENT
FOR THE
ANNUAL MEETING OF SHAREHOLDERS
OF
TAYLOR DEVICES, INC.
90 TAYLOR DRIVE
NORTH TONAWANDA, NEW YORK 14120-0748

_________________________

TO BE HELD AT THE MILLENNIUM BUFFALO
2040 WALDEN AVENUE
BUFFALO, NEW YORK
NOVEMBER 3, 2017

This Proxy Statement is furnished to shareholders by the Board of Directors of Taylor Devices, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on November 3, 2017 at 11:00 a.m., and at any adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about September 18, 2017.

 If the enclosed form of proxy is properly executed and returned, the shares represented by the proxy will be voted in accordance with the proxy's instructions.  Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to its use by written notice to the Secretary of the Company.

 The Board of Directors has fixed the close of business on September 15, 2017 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting.  On September 15, 2017, the Company had outstanding and entitled to vote a total of 3,454,894 shares of common stock.  Each outstanding share of common stock is entitled to one vote on all matters to be brought before the meeting.

 For shares held in the name of a broker or other nominee, the owner may vote such shares at the meeting if the owner brings with him or her a letter from the broker or nominee confirming his or her ownership as of the record date, and a legal proxy.

  PROPOSAL 1
ELECTION OF DIRECTORS

General

Each year directors comprising one of the three Classes of the Board of Directors of the Company are proposed for election by the shareholders, each to serve for a three-year term, or until the election and qualification of his successor.  The Board of Directors, acting upon the recommendation of the Nominating Committee, is responsible for nominating Mr. Newman as management's nominee to be elected to Class 1 at this Annual Meeting for a term expiring in 2020.  The candidate has previously served as a director and was elected at prior annual meetings of shareholders.

 The persons named on the enclosed form of proxy will vote all shares present at the Annual Meeting for the election of the nominee, unless a shareholder, by his or her proxy, directs otherwise.  Should Mr. Newman be unable to serve, proxies will be voted in accordance with the best judgment of the person or persons acting under such authority.  Management expects that the nominee will be able to serve.

 The Company believes that the nominee has professional experience in areas relevant to its strategy and operations.  The Company also believes that the nominee has other attributes necessary to guide the Company and help the Board function effectively, including high personal and professional ethics, the willingness to engage management and each other in a constructive and collaborative fashion, the ability to devote significant time to serve on the Board and its committees and a commitment to representing the long-term interests of the shareholders.  In addition to these attributes, in each individual's biography set forth below, the Company has highlighted specific experience, qualifications and skills that led the Nominating Committee and the Board to conclude that each individual should continue to serve as a director.

 Class 1 Director Whose Term Will Expire in 2020

Reginald B. Newman II, 79, has served as a director since 2006.  He was employed by NOCO Energy Corp., a diversified distributor and retailer of petroleum and other energy related products from 1960, retiring in 2003.  Mr. Newman is also Chairman of Prior Aviation Service, Inc. in Buffalo, New York.  Mr. Newman received his B.S. degree in Business Administration from Northwestern University in 1959.  From 1959 to 1960, Mr. Newman was employed by the Ford Motor Company of Dearborn, Michigan in the product planning department.

Mr. Newman is currently a director of Dunn Tire LLC and a director and Chairman of Rand Capital Corporation, a publicly traded company.  He retired as a director of M&T Bank Corporation, a publicly traded company, in 2009.  Mr. Newman served as the Chair of the Board of Trustees of the University at Buffalo Foundation, Inc. from 1996-2008.

Mr. Newman received the 1997 Executive of the Year award from the State University of New York at Buffalo.  In 1998 Mr. Newman received the Walter P. Cooke Award for Notable and Meritorious Service to the University presented by the University at Buffalo Alumni Association.  He received the President's Medal from the University in 2003, as well as their highest honor, the Norton Medal in 2006.  He is a former member of the Buffalo Niagara Partnership and was Chairman from 1996 through 1998.  Mr. Newman was awarded an Honorary Degree from Canisius College in 1997.

Mr. Newman's years of service on the boards of other public companies provide him with insight and perspective from which to view the Company's operations and the Board's activities.  The Company believes that Mr. Newman's education, positions and experience described above qualify him to serve as a member of the Board of Directors.

MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE.

Class 2 Directors Whose Terms Will Expire in 2018

Richard G. Hill, 67, has served as a director since 1991.  In November 1991, Mr. Hill was appointed Vice President of the Company by the Board of Directors.  He had been employed previously by the Company since 1978 as Vice President of Production.  In addition, he has held key project management positions with the Company on major aerospace and defense contracts.  From 1973 to 1978, Mr. Hill was employed by the Alliance Tool and Die Company of Rochester, New York as a Project Leader and Design Engineer.  From 1970 to 1973, he was employed by the same firm as an Engineer in Training, through a co-op program with the Rochester Institute of Technology.  Mr. Hill holds a B.S. degree in Electrical Engineering from the Rochester Institute of Technology, awarded in 1973.

Mr. Hill has served on the Founding Board of Directors of the Center for Competitiveness of the Niagara Region and the Advisory Board to The Center for Industrial Effectiveness.  Mr. Hill also served as Chairman for the Manufacturers Council of the Buffalo Niagara Partnership, and also served as a board member and Secretary of the State University of New York at Buffalo's UB Business Alliance Advisory Board.

The Company believes that Mr. Hill's engineering background, management experience and his extensive knowledge of the Company's history, philosophy, financing, products, technology and personnel, as well as its markets and customers, qualify him to serve as a member of the Board of Directors.

John Burgess, 72, has served as a director since 2007.  Mr. Burgess is an Operating Partner of Summer Street Capital LLC and director of Bird Technologies Corporation of Solon, Ohio.

Mr. Burgess gained his expertise in international strategy, manufacturing operations and organizational development from his more than 35 years experience with middle market public and privately-owned companies. Mr. Burgess served as President and CEO of Reichert, Inc., a leading provider of ophthalmic instruments, and spearheaded the acquisition of the company from Leica Microsystems in 2002, leading the company until its sale in January 2007.  Prior to the acquisition, Mr. Burgess served as President of Leica's Ophthalmic and Educational Divisions before leading the buyout of the Ophthalmic Division and the formation of Reichert, Inc.  Mr. Burgess earned a BS in Engineering from Bath University in England, and an M.B.A. from Canisius College.

From 1996 to 1999, Mr. Burgess was COO of International Motion Controls, a $200 million diversified manufacturing firm.  During his tenure, he led a significant acquisition strategy that resulted in seven completed acquisitions and 16 worldwide businesses in the motion control market.  Previously, Mr. Burgess operated a number of companies for Moog, Inc. and Carleton Technologies, including service for six years as President of Moog's Japanese subsidiary, Nihon Moog K.K. located in Hiratsuka, Japan.

As a result of the positions and experience described above, Mr. Burgess demonstrates leadership skills with his strong background in financial and accounting matters.  He serves as Chairman of the Audit Committee as well as the Audit Committee financial expert.  The Company believes that Mr. Burgess' academic background, and his experience in executive positions at a range of companies in industries related to that of the Company, qualify him to serve as a member of the Board of Directors.

Nominees for Class 3 Directors Whose Terms Will Expire in 2019

Douglas P. Taylor,69, has served as a director since 1976.  Employed by the Company since 1971, Mr. Taylor has held the positions of Director of Sales, Director of Engineering, Vice-President and Executive Vice-President.  He was appointed President, CEO and Chairman of the Board in April 1991.  Mr. Taylor holds a B.S. degree in Mechanical Engineering from the State University of New York at Buffalo, awarded in 1971.

Mr. Taylor is widely published within the shock and vibration community with more than 75 publications.  He is the inventor or co-inventor of 35 patents.  Since 1988, Mr. Taylor has hosted internship programs for engineering students and is affiliated as an industrial sponsor with the State University of New York at Buffalo, the Erie County State of New York Board of Co-operative Educational Services and the North Tonawanda New York Public School System.

Since 1991, Mr. Taylor has participated in research projects in the field of earthquake protection in association with the University at Buffalo's Civil, Structural and Environmental Engineering Department and the Multidisciplinary Center for Earthquake Engineering Research.  As a result of this research, military technology from the Cold War era is now being used worldwide for seismic and high wind protection of commercial building and bridge structures.

In 1994, Mr. Taylor was named to the American Society of Civil Engineers' Subcommittee on the Seismic Performance of Bridges.  In 1998, Mr. Taylor was appointed to an Oversight Committee of the U.S. Department of Commerce, developing guidelines for the implementation of damping technology into buildings and other structures, as part of the U.S. National Earthquake Hazard Reduction Program.  In 1998, Mr. Taylor was awarded the Franklin and Jefferson Medal for his commercialization of defense technology developed under the U.S. Government's Small Business Innovation Research Program.  In 1999, Mr. Taylor was awarded the Clifford C. Furnas Memorial Award by the Alumni Association of the University at Buffalo for his accomplishments in the field of engineering.  In 2006, Mr. Taylor was named to the American Society of Civil Engineers' Blast Protection of Buildings Standards Committee.  In 2006, Mr. Taylor was the recipient of the Dean's Award for Engineering Achievement by the School of Engineering and Applied Sciences at the State University of New York at Buffalo.  Mr. Taylor was named Structural Engineer of the Year (2006) by the Engineering Journal, "The Structural Design of Tall and Special Buildings."  In 2015, Mr. Taylor received the Moisseiff Award for contributions to the science and art of structural design from the American Society of Civil Engineers.   Also in 2015, Mr. Taylor was inducted into the Space Technology Hall of Fame by NASA and the Space Foundation.  Mr. Taylor is a founding member of the International Association on Structural Control and Monitoring, and a life member of the Association for Iron & Steel Technology.

Mr. Taylor, as the Chief Executive Officer, serves as the principal interface between management and the Board.  The Company believes that his wide-ranging roles throughout his career at the Company provide him with significant leadership, industry, marketing and international experience, which qualify him to serve as a member of the Board of Directors.

Randall L. Clark, 74, has served as a director since 1996.  He is and has been the Chairman of Dunn Tire LLC since 1996.  From 1992 to 1996, Mr. Clark was Executive Vice President and Chief Operating Officer of Pratt & Lambert, until it was purchased by Sherwin Williams.  Mr. Clark holds a B.A. degree from the University of Pennsylvania, and earned his M.B.A. from the Wharton School of Finance and Commerce.

Mr. Clark has been employed in the tire industry for many years.  He was named President of the Dunlop Tire Corporation in 1980, was appointed to the Board of Directors in 1983, and named President and Chief Executive Officer in 1984.  He was one of seven chief executives of operating companies appointed to the Group Management Board of Dunlop Holdings, PLC. and was Chairman of the Board and Chief Executive Officer of Dunlop Tire Corporation in North America from 1985 to 1991.  In 2012 he was inducted into the Tire Industry Association hall of fame.

From 1977 to 1980, Mr. Clark was Vice President of Marketing for the Dunlop Tire Division.  From 1973 to 1977, he was employed by Dunlop as Director of Marketing at the company's Buffalo, NY headquarters.  From 1968 to 1973, Mr. Clark was employed by the B.F. Goodrich Company.

Mr. Clark is currently a director of Merchants Mutual Insurance Company.  He recently retired as a director of Computer Task Group, a publicly traded company, and The Ten Eleven Group.  Mr. Clark is a past President of the International Trade Council of Western New York, past Chairman of the Buffalo Chamber of Commerce, and past Chairman of Invest Buffalo Niagara.  He is also a past Chairman of AAA of Western and Central New York.  Mr. Clark was appointed by Governor George Pataki and served on the Council for the State University of New York at Buffalo.   Recently he retired from the Board of Trustees of the University at Buffalo Foundation.

Mr. Clark brings to the Board significant executive and operational corporate experience.  His service as a director of other public companies allows Mr. Clark to bring strong and effective leadership to the Board, as well as unique strategic and business insights into the Company.  Mr. Clark's strong experience also facilitates his position as Chairman of the Nominating and Compensation Committees.  The Company believes that these attributes qualify him to serve as a member of the Board of Directors.

Executive Officers

In addition to the individuals named above, the following is the name, age and position of the other executive officer of the Company.

Mark V. McDonough, 57, the Treasurer and Chief Financial Officer of the Company, joined the Company in 2003. Mr. McDonough is also a director of Tayco Realty Corporation, a wholly-owned subsidiary of the Company.  Before he joined the Company, Mr. McDonough served as Director of Finance at Saint-Gobain Technical Fabrics, Inc.  Prior to that time, he had been employed as Corporate Controller with International Motion Control, Inc.  Both are manufacturing companies in the Western New York region.

CORPORATE GOVERNANCE

Board Committees and Meetings

During the fiscal year ended May 31, 2017, the Board of Directors met three times with all of the directors in attendance.  All Board members traditionally attend the annual meeting, notwithstanding that the Company does not have a policy with regard to attendance.  All five Board members attended the Company's Annual Meeting of Shareholders held on October 28, 2016.

The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company.  The Executive Committee is comprised of Messrs. Taylor, Hill and Newman.   The Committee did not meet in fiscal 2017.

The Audit Committee represents and assists the Board of Directors with its oversight of the integrity of the Company's financial statements and internal controls, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Company's internal audit function and independent auditor. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

The Audit Committee, comprised of Messrs. Clark, Newman and Burgess and chaired by Mr. Burgess, is governed by an Audit Committee Charter which was revised and adopted by the Board of Directors on August 12, 2015.  Mr. Burgess also serves as the Audit Committee financial expert.  The Audit Committee met five times in fiscal 2017, with all members in attendance.

The Compensation Committee, comprised of Messrs. Clark, Newman and Burgess and chaired by Mr. Clark, reviews the compensation of the Company's executive officers and makes recommendations in that regard to the Board as a whole.  The Committee also administers the Company's stock option plans.  The Compensation Committee met twice in fiscal 2017, with all members in attendance.  The Compensation Committee Charter was revised by the Board on August 14, 2014 and is attached as Appendix A to this Proxy Statement.

The Nominating Committee,comprised of Messrs. Clark, Newman and Burgess and chaired by Mr. Clark, is responsible for identifying and evaluating individuals qualified to become Board members and recommending to the Board candidates to stand for election or re-election as directors.  The Nominating Committee met twice in fiscal 2017, with all members in attendance.  The Nominating Committee Charter was revised by the Board on August 14, 2014 and is attached as Appendix B to this Proxy Statement.

Independence.  Messrs. Clark, Newman and Burgess are independent directors within the meaning of Rule 5605 of the applicable Nasdaq Capital Market listing standards.

Nominating Committee

The Nominating Committee is governed by the terms of its Charter with respect to the consideration and selection of nominees proposed for election to the Board of Directors, including those recommended by shareholders.

The Criteria and Procedures.

The Company strives to have a Board of Directors which will work diligently to promote the long-term interests of the Company and its shareholders.  To that end, the Nominating Committee Charter sets forth certain director qualification criteria (the "Criteria") which the Nominating Committee and the Board believes are necessary for a director of the Company to possess, and provides a description of the procedures to be followed when making a recommendation as to any nominee.  So long as any individual proposed by shareholders meets the Criteria, the Nominating Committee will consider such recommendations on the same basis as other candidates.  The Criteria include integrity, reputation, judgment, knowledge, independence, experience and accomplishments, board interaction, skills and long-term commitment.  The Committee is required to apply the Criteria to candidates recommended by a Nominating Committee member, other directors and management, as well as to any candidate meeting the Criteria recommended by shareholders.

During the selection process, the Nominating Committee seeks inclusion and diversity within the Board and adheres to the Company's policy of maintaining an environment free from discrimination based upon race, color, religion, national origin, sex, age, disability, sexual preference or orientation, marital status or any other unlawful factor.  The Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company's business.

The Nominating Committee annually reviews the requirements relating to diversity and recommends to the Board any changes it believes appropriate to reflect best practices.  In addition, the Board assesses annually its overall effectiveness by means of a self-evaluation process.  This evaluation includes, among other things, an assessment of the overall composition of the Board, including a discussion as to whether the Board has adequately considered diversity, among other factors, in identifying and discussing director candidates.

The Evaluation Process.

The Nominating Committee Charter also describes the process for identifying and evaluating nominees for director, including those nominated by shareholders.  In each instance, the Nominating Committee must assess the Board's present and anticipated strengths and needs, based upon the Company's current and future needs.  The selection of candidates is intended to provide the Board with an appropriate balance of expertise or experience in accounting and finance, technology, management, international business, compensation, corporate governance, strategy, industry knowledge and general business matters.

Management's Nominee.

Messrs. Clark and Burgess recommended Mr. Newman as management's proposed Class 1 Director nominee to stand for election by shareholders at this Annual Meeting.  In addition to other Criteria, any nominee recommended to fill a vacancy on the Nominating, Audit or Compensation Committee must meet independence standards set forth in of Rule 5605 of the NASDAQ Capital Market listing standards.

Nominees by Shareholders.

Shareholders of the Company may make their suggestions for a director nominee to the entire Board of Directors or to any individual director, by a submission directed to the Company's Corporate Secretary's Office. The Corporate Secretary's Office will then forward the recommendation, together with all supporting documentation, to Mr. Clark, as Chairman of the Nominating Committee.  Supporting documentation must include a detailed background of the proposed candidate and demonstrate how the candidate meets the Criteria.

Recommendations should be sent c/o Corporate Secretary's Office, Taylor Devices, Inc., 90 Taylor Drive, P. O. Box 748, North Tonawanda, NY 14120-0748.

Communicating with the Board of Directors

Although the Board of Directors does not have a formal procedure for shareholders to send communications to the Board of Directors, a shareholder may communicate with the Company at its website at www.taylordevices.com/Investors.htm.  The Company will relay communications to specified individual directors if an express request to do so is included in the shareholder communication.

Code of Ethics

On August 23, 2003, the Company adopted a Code of Ethics (the "Code") which is a compilation of written standards reasonably designed to deter wrongdoing and promote honest and ethical conduct.  Code requirements include, among others, the preparation of full, fair, timely and understandable disclosure in documents that the Company files with and submits to the SEC; compliance with governmental laws, rules and regulations; prompt internal reporting of violations to the Code; and accountability for adherence to the Code.  There have been no amendments to the Code since its adoption.

Board Leadership Structure

The positions of Chief Executive Officer ("CEO") and Chairman of the Board are both held by Mr. Douglas Taylor.  The Board believes that the combined role of Chairman and CEO is the most effective leadership structure for the Company and in the best interests of its shareholders.  It serves to promote strong and consistent leadership, allowing management to speak with a single voice and delineate primary responsibility for management of the Company.  The Board believes that Mr. Taylor is best suited to serve as Chairman because, as CEO, he is most knowledgeable regarding the Company's business, can best identify strategic priorities and opportunities, and thus, more effectively lead discussion at the Board level to execute the Company's strategy.  The Board also believes that the combined role of Chairman and CEO facilitates the flow of information between the Board and executive management.  In considering its leadership structure, the Board believes that the majority of independent directors serving on the Board, and the Company's strong corporate policies and procedures, appropriately balance the combined roles of Chairman and CEO.

Board Risk Oversight

Risk management is primarily the responsibility of the Company's management; however, the Board has responsibility for overseeing management's identification and management of those risks.  The Board considers risks in making significant business decisions and as part of the Company's overall business strategy.  The Board and its committees, as appropriate, discuss and receive periodic updates from senior management regarding significant risks, if any, to the Company in connection with the annual review of the Company's business plan and its review of budgets, strategy and major transactions.

Each Board committee assists the Board in overseeing management of the Company's risks within the areas delegated to that committee, and is tasked with reporting to the full Board, as appropriate.  The Audit Committee is responsible for risks relating to its review of the Company's financial statements and financial reporting processes, the evaluation of the effectiveness of internal control over financial reporting, and compliance with legal and regulatory requirements.  The Compensation Committee is responsible for monitoring risks associated with the design and administration of the Company's compensation programs.   The Nominating Committee oversees risk as it relates to the Company's corporate governance processes.   Each committee has full access to management.  In addition, the Audit Committee meets regularly with the Company's independent auditors.

Report of the Audit Committee for the Fiscal Year Ended May 31, 2017

The information contained in this Audit Committee Report shall not be deemed to be soliciting material, or deemed to be filed with or incorporated by reference in filings with the U.S. Securities and Exchange Commission ("SEC"), or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

As required by the terms of the Audit Committee Charter, the undersigned members of the Audit Committee have:

1.	reviewed and discussed the Company's audited financial statements with management of the Company;
2.

reviewed and discussed with the Company's independent registered public accounting firm the matters required to be discussed bythe Public Company Accounting Oversight Board Auditing Standards No. 16 (Communication With Audit Committees);

3.

received the written disclosures and the letter from Lumsden & McCormick, LLP, as required by the Public Company Accounting Oversight Board regarding Lumsden & McCormick's communications with the Audit Committee concerning independence, and has discussed with Lumsden & McCormick their independence; and

4.

based on the foregoing, the Audit Committee has recommended to the Company's Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for fiscal 2017 for filing with the SEC.

Respectfully submitted,

John Burgess
Randall L. Clark
Reginald B. Newman II

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Director Compensation

Each member of the Board of Directors receives a $3,500 quarterly retainer fee.

The Audit Committee meets independently of the Board of Directors not less than four times each year.  Each committee member receives a fee of $1,000 per committee meeting.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $500 per meeting for secretarial services.

The Nominating Committee meets independently of the Board of Directors not less than twice a year.  Each committee member receives a fee of $500 per committee meeting.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $250 per meeting for secretarial services.

The Compensation Committee meets independently of the Board of Directors not less than twice a year.  Each committee member receives a fee of $500 per committee meeting.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $250 per meeting for secretarial services.

Pursuant to the formula set forth in the 2015 Taylor Devices, Inc. Stock Option Plan, on April 18, 2017, the fixed date of the grant, each director and the Company's Chief Financial Officer were granted options to purchase 5,000 shares of the Company's stock.  The exercise price on April 18, 2017 was $13.80, which was the fair market value for a share of common stock according to the terms of the 2015 Plan.  The fair market value is the mean between the high and low prices for a share of common stock as quoted by NASDAQ on the date of the grant.  If there is only one price quoted for the day of the grant, the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price.  In the event that no previous closing price is available, then the fair market value of one share of Common Stock on the day the option is granted shall be determined by the Committee or by the Board.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John Burgess	$21,000	None	$16,484	None	None	$1,000	$38,484
Randall L. Clark	$21,000	None	$16,484	None	None	$1,000	$38,484
Reginald B. Newman II	$21,000	None	$16,484	None	None	$1,000	$38,484

Assumptions made in the valuation of option awards are described in Note 14 to the Company's Consolidated Financial Statements included in the Company's Annual Report to Shareholders accompanying this Proxy Statement.

EXECUTIVE COMPENSATION

Overview of Compensation Program

The primary purpose of the Compensation Committee is to annually review and approve the Company's overall compensation philosophy and establish corporate goals and objectives in accordance with such philosophy.

Duties and Responsibilities

In keeping with its primary purpose, the committee annually evaluates the performance of the Company's executive officers; determines and approves the compensation of the CEO, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation, and determines and approves executive officer (non-CEO) compensation, incentive compensation plans and equity-based plans.  In its deliberations, the committee considers company performance, compensation at comparable companies, past years' compensation to the company's executive officers and other relevant factors.

The following table sets forth certain information concerning compensation of and stock options held by the Company's Chief Executive Officer, Chief Financial Officer and Vice President.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Change in pension value and nonqualified eferred compensation earnings ($)	All other compensation ($)	Total ($)
Douglas P. Taylor Chairman, President, Chief Executive Officer	2017 2016	$215,414 $215,246	- $255,545	None None	$16,484 $16,667	- -	None None	$70,750 [1] $63,250 [2]	$302,648 $550,708
Mark V. McDonough Chief Financial Officer	2017 2016	$147,753 $145,742	- $174,684	None None	$16,484 $16,667	- -	None None	$55,750 $48,250	$219,987 $385,343
Richard G. Hill Vice President	2017 2016	$169,271 $169,139	- $201,005	None None	$16,484 $16,667	- -	None None	$70,750 [3] $63,250 [4]	$256,505 $450,061

Pursuant to its Management Bonus Policy, for the fiscal year ended May 31, 2017, the Company did not pay   bonuses to the executive officers named in the Summary Compensation Table above.  Under the policy, the Compensation Committee may approve payment for performance based on an amount, calculated in the aggregate for all participants, and of no more than 15% of net income of the Company for the fiscal year then ended.

Option awards include 5,000 options awarded to Mr. Taylor in 2016 and 2017; 5,000 options awarded to Mr. Hill in 2016 and 2017; and 5,000 options awarded to Mr. McDonough in 2016 and 2017.  See also Security Ownership of Certain Beneficial Owners and Management.

Assumptions made in the valuation of option awards are described in Note 14 to the Company's Consolidated Financial Statements included in the Company's Annual Report to Shareholders accompanying this Proxy Statement.

1 Includes $14,000 for fees Mr. Taylor earned as a Director in fiscal year 2017.
2 Includes $14,000 for fees Mr. Taylor earned as a Director in fiscal year 2016.
3 Includes $14,000 for fees Mr. Hill earned as a Director in fiscal year 2017.
4 Includes $14,000 for fees Mr. Hill earned as a Director in fiscal year 2016.

Outstanding Equity Awards at Fiscal 2017 Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Douglas P. Taylor	5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000	None	None	$ 6.3500 $ 5.6850 $11.2850 $ 7.7400 $ 8.9851 $12.2000 $16.4000 $13.8000	4/18/20 4/18/21 4/18/22 4/18/23 4/18/24 4/18/25 4/18/26 4/18/27	None	None	None	None
Mark V. McDonough	4,000 4,000 5,000 5,000 5,000 5,000 5,000	None	None	$ 6.1700 $ 8.0550 $ 7.7400 $ 8.9851 $12.2000 $16.4000 $13.8000	7/23/17 8/07/22 4/18/23 4/18/24 4/18/25 4/18/26 4/18/27	None	None	None	None
Richard G. Hill	5,000 5,000	None	None	$16.4000 $13.8000	4/18/26 4/18/27	None	None	None	None

Employment and Change in Control Agreements

As of August 26, 2014, Messrs. Taylor, Hill and McDonough (each, an "Executive") entered into Employment Agreements with the Company (together, the "Agreements").  By their terms, the Agreements expire on December 31, 2017, provided however, that, upon written notice given by either party to the other at least 30 days prior to the expiration date, either of the Agreements may be renewed by mutual agreement of the parties.  Prior to any renewal by the Company, the Board of Directors (acting, in the case of Mr. Taylor or Mr. Hill, by a majority of its disinterested members), is required to conduct a comprehensive evaluation and review of the performance of the Executive for purposes of determining whether to renew his Agreement.  Under the Agreements, Messrs. Taylor, Hill and McDonough are entitled to receive base salaries of not less than $212,034 per year, $166,781 per year and $144,941 per year, respectively, together with such employee benefits and perquisites as were available to them immediately prior to August 26, 2014.  The Company retains the right to terminate each Executive for "Cause," without compensation.  "Cause" is defined to include personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, or willful material breach of the Agreement.  If the Company terminates an Executive without cause, or if an Executive resigns because the Company has failed to appoint him to the office he currently holds, or makes any material change in his functions, duties, or responsibilities, the terminated Executive is entitled to a payment equal to the greater of the payments due him for the remaining term, or 1.2 times the average of his three preceding years' cash compensation plus contributions to employee benefit plans.  In the event of a "Change in Control," as defined in the Agreements, followed by termination of the Executive's employment, the Company has agreed to pay each Executive a sum equal to the greater of the payments due him for the remaining term, or 2.99 times the average of the five preceding years' cash compensation, plus contributions to employee benefit plans, except that the sum shall be reduced to an amount that does not include an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code.  If an Executive voluntarily terminates his employment absent any Change in Control, the Agreements provide that the Executive will not compete with the Company for a period of two years in any location where the Company has made sales within the five years preceding such termination.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of September 8, 2017, with respect to (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock, (ii) each of the Company's directors and nominees for director, (iii) each named executive officer and (iv) all of the directors and executive officers as a group.  All information is based solely upon ownership filings made by such persons with the Securities and Exchange Commission, or upon information provided by such persons to the Company.

Name of Beneficial Owner	Number of Shares		Percentage of Common Stock Owned

Reginald B. Newman II	40,500	(1)	1.2

Richard G. Hill	121,234	(1) (2) (3)	3.5

John Burgess	55,000	(1)	1.6

Douglas P. Taylor	133,484	(1) (2)	3.9

Randall L. Clark	60,000	(1) (4)	1.7

Mark V. McDonough	37,000	(1)	1.1

All of the directors and executive officers as a group	447,218		13.0
(1)

Includes options granted to directors and officers which have not been exercised: 20,000 by Mr. Newman, 10,000 by Mr. Hill, 50,000 by Mr. Burgess, 40,000 by Mr. Taylor, 50,000 by Mr. Clark and 29,000 by Mr. McDonough.  These options were granted pursuant to the 2005 Taylor Devices, Inc. Stock Option Plan ("2005 Plan"), the 2008 Taylor Devices, Inc. Stock Option Plan ("2008 Plan"), the 2012 Taylor Devices, Inc. Stock Option Plan ("2012 Plan") and the 2015 Taylor Devices, Inc. Stock Option Plan ("2015 Plan").

(2)	Messrs. Taylor and Hill are brothers-in-law.
(3)	Includes 24,351 shares, held beneficially and of record by Joyce Taylor Hill, wife of Mr. Hill and sister of Mr. Taylor. As to these shares, Mr. Hill disclaims any beneficial ownership.
(4)	Includes 10,000 shares, held beneficially and of record by Suzanne Jones Clark, wife of Mr. Clark. As to these shares, Mr. Clark disclaims any beneficial ownership.

Indemnification Insurance for Directors and Officers

On August 24, 2017, the Company purchased a director and officer indemnification insurance policy written by the Federal Insurance Company through Chubb.  The renewal was for a one year period at an annual premium of $54,145.  The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of his conduct in such capacities.  No payments or claims for indemnification or expenses have been made under any directors' and officers' insurance policies purchased by the Company.

The Company has entered into Indemnity Agreements with its directors and certain officers.  Although the Company's by-laws and the New York Business Corporation Law (the "BCL") authorize the Company to indemnify directors and officers, neither require the directors and officers to be indemnified during the pendency of litigation or specify the times at which the Company is obligated to reimburse an indemnified person for expenses.  The Indemnity Agreements provide that the Company will advance litigation expenses to the person indemnified while the action is pending, upon the indemnified person's assurance (as required by the BCL) that the advance will be returned if the indemnified person is ultimately found not to be entitled to it.

Equity Compensation Plan Information

The following table sets forth information regarding equity compensation plans of the Company as of May 31, 2017.

.	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2005 Stock Option Plan 2008 Stock Option Plan 2012 Stock Option Plan 2015 Stock Option Plan	25,500 63,000 113,250 51,750	$ 4.48 $ 8.07 $11.67 $15.97	- - - 108,250
Equity compensation plans not approved by security holders
2004Employee Stock Purchase Plan (1)	-	-	225,004
Total	53,500		333,254
(1)

The Company's 2004 Employee Stock Purchase Plan (the "Employee Plan") permits eligible employees to purchase shares of the Company's common stock at fair market value through payroll deductions and without brokers' fees.  Such purchases are without any contribution on the part of the Company.

OTHER PLANS

The Company adopted an Employee Stock Purchase Plan in 2004.  As of September 7, 2017, there are 225,004 shares available for sale to qualified employees.   The Company also provides a 401(k) plan.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

None.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee engaged Lumsden & McCormick, LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2018.  Although the Audit Committee is not required to do so, it is submitting its expected selection for ratification to the Annual Meeting in order to ascertain the views of the shareholders.  The Audit Committee will not be bound by the vote of the shareholders; however, if the proposed selection is not ratified, the Audit Committee will revisit its selection.

A representative of Lumsden & McCormick, LLP will be present at the meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

The Audit Committee approves all professional services, including tax related services, provided to the Company by Lumsden & McCormick, LLP.  With regard to "Audit and Audit-Related" services, the Committee reviews the annual audit plan and approves the estimated audit budget in advance.  The aggregate fees billed by Lumsden & McCormick, LLP for professional services to the Company were $94,000 and $92,000 for the fiscal years ended May 31, 2017 and 2016.

Audit Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional services rendered in connection with the audit of the Company's annual financial statements, the review of the Company's quarterly financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements were $83,000 and $81,000 for the fiscal years ended May 31, 2017 and 2016.

Audit-Related Fees

There were no aggregate fees billed by Lumsden & McCormick, LLP for professional assurance and related services reasonably related to the performance of the audit of the Company's financial statements, but not included under Audit Fees, for the fiscal years ended May 31, 2017 and 2016.

Tax Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional services for tax compliance, tax advice and tax planning were $11,000 for the fiscal years ended May 31, 2017 and 2016.

All Other Fees

None.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor.  The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services.  Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE APPOINTMENT OF LUMSDEN & MCCORMICK, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2018 BE RATIFIED AND URGES YOU TO VOTE "FOR" THIS PROPOSAL.

GENERAL INFORMATION

Voting

Under the Business Corporation Law of New York ("BCL") and the Company's By‑laws, the presence, in person or by proxy, of a majority of the outstanding common shares is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting.  The shares which are present or represented by a proxy will be counted for quorum purposes regardless of whether or not a broker with discretionary authority fails to exercise discretionary voting authority (a "broker non-vote") with respect to any particular matter.

A nominee standing for election must be elected by a plurality of votes cast at the Annual Meeting, and if elected, serve in the class of directors to which he is elected.  Withheld votes and broker non-votes will have no effect on the vote for a nominee.

Any other actions properly brought before the meeting, including Proposal 2, ratification of Lumsden & McCormick, LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2018, requires a majority of the votes cast at the meeting by shareholders entitled to vote.  Abstentions will have the same effect as a vote against the action.  Broker non-votes will have no effect on the vote upon the action.

For voting purposes, all proxies marked "for," "against," "abstain," or "withhold authority" will be counted in accordance with such instruction as to each item.

Expenses

The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by the Company.  The Company has retained the services of Regan & Associates, Inc. to assist in the solicitation of proxies under a contract providing for payment of $7,000, including out-of-pocket expenses.  In addition to solicitations by mail, Regan & Associates, Inc. and regular employees of the Company may solicit proxies in person, by mail or by telephone, but no employee of the Company will receive any compensation for solicitation activities in addition to his or her regular compensation.  Expenses may also include the charges and expenses of brokerage houses, nominees, custodians and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

Shareholder Proposals for the 2018 Annual Meeting

Procedures for a nomination by a shareholder for election as a director are described under "Nominees by Shareholders" on page 8 of this Proxy Statement.

Proposals of shareholders intended to be presented to the year 2018 Annual Meeting of Shareholders must be received by the Secretary of the Company prior to May 21, 2018 for inclusion in the Proxy Statement and form of proxy.  Shareholders wishing to propose a matter for consideration at the 2018 Annual Meeting of Shareholders must follow certain specified advance notice procedures set forth in the Company's by-laws, a copy of which is available upon written request to: Reginald B. Newman II, Secretary, Taylor Devices, Inc., 90 Taylor Drive, P.O. Box 748, North Tonawanda, New York 14120‑0748.

The by-laws designate procedures for the calling and conduct of a meeting of shareholders, including, but not limited to, specifying who may call the meeting, what business may be conducted, the procedures with respect to the making of shareholder proposals, and the procedures and requirements for shareholder nomination of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers, directors and controlling shareholders to file initial reports of ownership and reports of changes of ownership of the Company's common stock with the Securities and Exchange Commission and the Company.  Based solely on a review of Forms 3, 4 and 5 furnished to the Company during the 2016 fiscal year, all reporting persons filed the required forms in accordance with the provisions of Section 16(a).

Financial and Other Information

 The financial statements of the Company for the fiscal year ended May 31, 2017 are contained in the Company's 2017 Annual Report which accompanies this Proxy Statement.

  OTHER MATTERS

 The Board of Directors knows of no other matters to be voted upon at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

By Order of the Board of Directors
/s/Reginald B. Newman II
Reginald B. Newman II
Dated:	September 18, 2017	Secretary
North Tonawanda, New York

APPENDIX A

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF TAYLOR DEVICES, INC.

(Revised August 14, 2014)

Purpose

The primary purpose of the committee is to have direct responsibility to:

  Review and approve the company's overall compensation philosophy and the corporate goals and objectives within such philosophy;

  In conjunction with the other independent directors (as directed by the board), evaluate the CEO's and executive officers' performance in light of those goals and objectives;

  Together with the other independent directors (as directed by the board), determine and approve the CEO's compensation based on this evaluation;

  Review and approve executive officer (non-CEO) compensation, incentive compensation plans and equity-based plans.

Composition

At least two members.  The committee shall consist of at least two directors.  The board shall designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members shall appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

Independence.  All committee members shall be independent as defined in the Nasdaq listing standards, as they may be amended from time to time (the "listing standards").  In addition, all committee members shall qualify as "non-employee directors" within the meaning of SEC Rule 16b-3.

Appointment.  Subject to any requirements of the listing standards, the board may appoint and remove committee members in accordance with the company's by-laws.  Committee members shall serve for such terms as may be fixed by the board, and in any case at the will of the board whether or not a specific term is fixed.

Duties and Responsibilities

Compensation goals.  The committee shall review and approve at least annually the company's overall compensation philosophy and the corporate goals and objectives within such philosophy.

Determination of Executive Officer Compensation.  The committee shall:

  Evaluate at least annually the performance of the company's executive officers in light of the corporate goals and objectives.  For purposes of this charter, "executive officers" mean the individuals classified by the company as officers for purposes of SEC rules under Section 16 of the Securities Exchange Act of 1934.

  At least annually, together with the other independent directors (as directed by the board), in light of the corporate goals and objectives and the performance evaluations, determine and approve the compensation of the CEO, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation.  At least annually, determine and approve executive officer (non-CEO) compensation, incentive compensation plans and equity-based plans.

  Review, as the committee considers appropriate in setting executive officer compensation, company performance and relative shareholder return, compensation at comparable companies, past years' compensation to the company's executive officers, and other relevant factors.

  Review and approve all employment agreements, separation and severance agreements, and other compensatory contracts, arrangements, perquisites and payments with respect to the CEO, and review and make recommendations to the board regarding all such agreements, contracts, arrangements, perquisites and payments with respect to other executive officers.

  In any deliberations or voting to determine the compensation of the CEO, the CEO must not be present; however, in any deliberations regarding the compensation of other executive officers, the committee may elect to invite the CEO to be present but not vote.

Non-employee director compensation.  The committee shall recommend to the board of directors compensation programs for non-employee directors, committee chairpersons and committee members, consistent with any applicable requirements of the listing standards for independent directors and including consideration of cash and equity components of this compensation.

Equity plan awards.  The committee shall grant stock options, restricted stock and other discretionary awards under the company's stock option and other equity incentive plans, and otherwise exercise the authority of the board of directors with respect to the administration of the company's stock-based and other incentive compensation plans.  Grants or awards to the CEO shall require the approval of the independent directors.  The committee may delegate to one or more officers designated by the committee the authority to make grants of options and restricted stock to eligible individuals other than directors and officers, provided that the committee shall have fixed the exercise price or a formula for determining the exercise price for each grant, approved the vesting schedule, authorized any alternative provisions as are necessary or desirable to facilitate legal compliance or to ensure the effectiveness or tax-qualified status of the award under the laws of countries outside the U.S. when grants are made to non-U.S. employees, approved the form of documentation evidencing each grant, and determined the number of shares or the basis for determining such number of shares by position, compensation level or category of personnel.  Any officer to whom such authority is delegated shall regularly report to the committee the grants so made.

Evaluate and approve stock and incentive plans.  The committee shall periodically review and make recommendations to the board concerning the company's stock and incentive compensation plans.  The committee shall approve all equity arrangements and plans, and amendments to these arrangements or plans that may be exempt from the general requirement of the listing standards to obtain stockholder approval of equity arrangements, plans and amendments, or for which approval by the committee is otherwise appropriate or required under applicable laws or listing standards.

Committee report.  The committee shall after each fiscal year prepare a committee report on executive compensation for distribution among the entire Board of the Company, including a discussion of the committee's compensation policies applicable to executive officers.

Other functions.  The committee may perform any other activities consistent with this charter, the company's corporate governance documents and applicable listing standards, laws and regulations as the committee or the board considers appropriate.

Annual performance review.  The committee shall evaluate its own performance as a committee and this charter on an annual basis.

Meetings, reports and resources

Meetings.  The committee shall meet as often as it determines is necessary, but not less than annually.  The committee may also hold special meetings or act by unanimous written consent as the committee may decide consistent with the company's by-laws.  The committee may meet in separate executive sessions with other directors, the CEO and other company employees, agents or representatives invited by the committee.

Procedures.  The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the company's by-laws and other corporate governance documents, applicable laws or regulations, or the listing standards.  The chairperson or majority of the committee members may call meetings of the committee.  A majority of the authorized number of committee members shall constitute a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present shall be the act of the committee, unless in either case a greater number is required by this charter, the by-laws or the listing standards.  The committee shall keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports.  The committee shall provide to the board at an appropriate time, before the preparation of the company's proxy statement for its annual meeting, the report of the compensation committee.  The committee shall report to the board annually the results of the annual review by the committee of its own performance.  The committee shall further report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate.

Committee access and information.  The committee is at all times authorized to have direct, independent and confidential access to the company's other directors, management and personnel to carry out the committee's purposes.  The committee is authorized to obtain at the company's expense compensation surveys, reports on the design and implementation of compensation programs for the company's directors, officers and employees, and other data and documentation as the committee considers appropriate.

Committee advisers and funding.  The committee shall have sole authority to retain at the company's expense and terminate any compensation consulting firm, independent counsel or other advisers to the committee and to approve the related fees and other retention terms.

Reliance on others.  Nothing in this charter is intended to preclude or impair the protection provided in Section 717 of the New York Business Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPENDIX B

Taylor Devices, Inc.

NOMINATING COMMITTEE CHARTER

(Revised August 14, 2014)

            The Nominating Committee of Taylor Devices, Inc. shall be a standing committee of the Board of Directors; and shall be comprised of not fewer than three members of the Board, all of whom shall be "independent" within the meaning of applicable NASD listing standards.  Such standards are set forth on Attachment A, "Director Independence Standards," and may be revised from time to time.

            In its consideration and selection of nominees proposed for election to the Board of Directors, the Nominating Committee shall at all times be governed by the "Director Nominating Process and Policy," attached as Attachment B; and shall take into account the qualifications set forth on Attachment C, "Director Qualification Criteria."

            The Nominating Committee shall consider recommendations for director nominees made by shareholders (including self-nominees) on the same basis as other candidates, so long as the individuals proposed by shareholders meet Taylor's Director Qualification Criteria, and each submission is accompanied by the information required in paragraph 4 of Attachment B.

            Shareholder recommendations for director nominees may be made in writing c/o the Corporate Secretary's Office, at the address shown on Attachment D, "Shareholder Communications with the Board," or electronically at Taylor's internet web site.

Attachment A - Director Independence Standards
Attachment B -  Director Nominating Process and Policy
Attachment C -  Director Qualification Criteria
Attachment D -  Shareholder Communications with the Board

As approved by the Board of Directors of Taylor Devices, Inc. on August 14, 2014

ATTACHMENT A

Taylor Devices, Inc.
Director Independence Standards

            The Board of Directors of Taylor Devices, Inc. has adopted Director Independence Standards to assist in its determination of director independence. To be considered "independent" for purposes of these standards, the Board must determine that the director has no material relationship with Taylor, other than as a director, that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In each case, the Board will broadly consider all relevant facts and circumstances and will apply the following standards, based on the independence standards established by the NASD:

            1.    A director will not be considered "independent" if the following conditions are present:

   The director is, or at any time during the past three years, was employed by Taylor or by any parent or subsidiary of Taylor;
  The director, or a Family Member of the director, accepted any payments from Taylor or any parent or subsidiary of Taylor in excess of $120,000 during the current or any of the past three fiscal years, other than compensation for Board or Board committee service; payments arising solely from investments in Taylor's securities; compensation paid to a family member who is a non-executive employee of Taylor; benefits under a tax-qualified retirement plan or non-discretionary spending; or certain loans permitted under Section 13(k) of the Securities Exchange Act of 1934;
  The director is a Family Member of an individual who is, or at any time during the past three years was, employed by Taylor or by any parent or subsidiary of Taylor as an executive officer;

  The director, or a Family Member of the director, is a partner in, or a controlling shareholder or an executive officer of, any organization to which Taylor made, or from which Taylor received, payments (other than payments arising solely from investments in Taylor's securities or payments under non-discretionary charitable contribution matching programs) for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more;
  The director, or a Family Member of the Director, was employed as an executive officer of another entity where at any time during the past three years any of Taylor's present executives serve on that entity's compensation committee; or
  The director, or a Family Member of the Director, is a current partner or employee of Taylor's outside auditor or worked on Taylor's audit at any time during any of the past three years.

             2.     For purposes of these standards, a "Family Member" includes a person's spouse, parents, children, and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home.

ATTACHMENT B

Taylor Devices, Inc.
Director Nominating Process and Policy

The following is the process and policy that the Nominating Committee of Taylor shall follow when selecting nominees for director to the Board of Directors of the Company.

            1        The Committee shall utilize the Director Qualification Criteria established by the Committee to select the most qualified candidates.

            2.       The Committee shall solicit candidate recommendations from Committee members, other Directors and management.

            3.       The Committee may engage the services of search firms and advisors to help the Committee identify and screen potential director nominees.

            4.       The Committee shall consider recommendations for director nominees made by shareholders and other sources (including self-nominees) if these individuals meet the Director Qualification Criteria.  For consideration by the Committee, the submission must be sent to the Corporate Secretary's Office and shall include a detailed background of the suggested candidate demonstrating how the individual meets the Director Qualification Criteria.  If a candidate proposed by a shareholder or other source meets the Director Qualification Criteria, the individual will be considered on the same basis as other candidates.

            5.       The Committee shall assess the Board's current and anticipated strengths and needs based upon the Board's current profile and Taylor's current and future needs.  The Committee should select candidates so that the Board has an appropriate balance of expertise or experience in accounting and finance, technology, management, international business outside of the United States, compensation, corporate governance, strategy, industry knowledge and general business matters.

            6.       The Committee shall screen the slate of director candidates to identify the individuals who best fit the Director Qualification Criteria and the Committee's assessment of the Board's needs.

            7.       During the selection process, the Committee shall seek inclusion and diversity within the Board and adhere to Taylor's policy of maintaining an environment free from discrimination based upon race, color, religion, national origin, sex, age, disability, sexual preference or orientation, marital status or any other unlawful factor.

            8.       Prior to nomination of a new director, the Committee may retain an advisor to check the references and background on the candidate. In addition, the Committee will follow other prudent practices prior to nomination, such as interviews of the potential nominee with Board members and senior management.

            9.       Based upon the results of the foregoing, the Committee shall (a) recommend for election by the Board, a candidate to fill a vacancy or a newly created directorship, or (b) for each annual meeting, recommend for nomination by the Board a slate of directors for the election by shareholders.

ATTACHMENT C

Taylor Devices, Inc.
Director Qualification Criteria

            Taylor Devices, Inc. strives to have a Board of Directors consisting of members who will work diligently to promote the long-term interests of the Taylor and its shareholders. Taylor's Nominating Committee and the Board of Directors will take into account the following criteria when determining the qualifications of a candidate for director.

            1.       INTEGRITY.  Directors should have the highest level of integrity and ethical character and share Taylor's values.

            2.       REPUTATION.  Directors should have reputations, both personal and professional, consistent with Taylor's image and reputation.

            3.       JUDGMENT.  Directors should have the ability to exercise sound business judgment on a broad range of issues.

            4.       KNOWLEDGE.  Directors should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations.

            5.       INDEPENDENCE.  Directors who are not current or former management should meet the Director Independence Standards.  In addition, directors should be independent in their thought and judgment so that they represent the long-term interests of all shareholders of Taylor.

            6.       EXPERIENCE AND ACCOMPLISHMENTS.  Directors should have significant experience, and proven performance in professional endeavors.  In particular, directors should have experience as a CEO, COO, CFO, or other high level business or leadership position in companies, government, educational or other non-profit institutions.

            7.       BOARD INTERACTION.  Directors should value board and team performance over individual performance, demonstrate respect for others and facilitate superior board performance.  Directors should be actively involved in the Board and its decision-making.

            8.       COMMITMENT.  Directors should be able and willing to devote the required amount of time to Taylor's affairs, including preparing for and attending meetings of the Board and its committees. Other board memberships, current occupation, meeting attendance and preparedness at meetings should be taken into consideration.

            9.       SKILLS.  Directors should have expertise in one or more of the following areas:  accounting and finance, technology, management, international business outside of the United States, compensation, corporate governance, strategy, industry knowledge and general business matters.

            10.    LONG-TERM COMMITMENT.  Directors should have the ability and commitment to serve on the Board for an extended period.

ATTACHMENT D

Taylor Devices, Inc.
Shareholder Communications with the Board

            Shareholders of Taylor Devices, Inc. may communicate with the Board of Directors or individual directors through the Corporate Secretary's Office of Taylor, as follows:

Taylor Devices, Inc.
Corporate Secretary
90 Taylor Drive
PO Box 748
North Tonawanda, New York 14120-0748

            Shareholder communications received by the Corporate Secretary's Office shall be handled in the following manner:

            1.        Shareholder communications will be reviewed by the Corporate Secretary's Office to determine the appropriate action.

            2.       Any communications that (a) allege or report misconduct or fiscal improprieties, (b) raise issues about internal accounting controls or other accounting or audit matters, or (c) raise concerns about other significant matters will be directed to the Chairman of the Audit Committee.

            3.       If a shareholder communication requests information about Taylor, the Board, or any individual director, and the request can be answered with information that can be shared publicly, the Corporate Secretary's Office may respond without notifying the directors.

            4.       If a shareholder communication makes a recommendation for a director nominee to Taylor's Board of Directors, the Corporate Secretary's Office will forward the recommendation and supporting information to the Chairman of the Nominating Committee.

            5.       If a shareholder communication is of another nature, the Corporate Secretary's Office will determine if a response is appropriate and can be made by Taylor.  If a response is appropriate, the Company may respond directly on behalf of the Board or any of the directors.

            6.       The Corporate Secretary's Office will periodically provide the Chairman of the Board, the Chairman of the Audit Committee, or the Chairman of the Nominating Committee, as appropriate, with information about the number and types of shareholder communications received, the number of responses sent, and the disposition, if applicable.

            7.       Copies of shareholder communications shall be provided to any director upon the director's request. If a director requests that all shareholder communications sent to the director care of the Company be forwarded to him, the Corporate Secretary's Office shall promptly forward all such communications to the director.

            8.       The Corporate Secretary's Office will keep copies of all shareholder communications for a period of time consistent with Taylor's records retention policy.

            9.       Taylor does not guarantee the confidentiality of any communication from shareholders.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Douglas P. Taylor and Reginald B. Newman II, and each of them, with full power of substitution, as proxies for the undersigned at the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. to be held at the Millennium Buffalo, 2040 Walden Avenue, Buffalo, New York on November 3, 2017 at 11:00 A.M., and at any adjournment thereof, to vote and act with respect to all common shares of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person.

Please mark, sign and date, and promptly return this proxy form using the enclosed envelope.  When properly completed, it will be voted exactly as you instruct.  If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR Items 1 and 2  and in the discretion of the proxies on any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appears on this card.  Joint owners should each sign individually.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.   If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature 1		Date

Signature 2		Date
Please indicate if you plan to attend the Annual Meeting	*	*
	YES	NO

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
The Proxy Statement and the 2017 Annual Report to Shareholders are available at www,taylordevices.com/investors.html

TAYLOR DEVICES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 3, 2017 AT 11:00 AM
Millennium Buffalo, 2040 Walden Avenue, Buffalo, New York

The Board of Directors recommends that you vote FOR Proposal 1:			For Nominee	Withhold authority
1.	Election of Director for a three year term to expire in 2020
	1) Reginald B. Newman II		*	*

The Board of Directors recommends that you vote FOR Proposals 2		For	Against	Abstain
2.	To ratify the appointment of Lumsden & McCormick, LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2018.	*	*	*
3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.